SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

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    (as permitted by Rule 14a-6(e)(2))
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                       Technology Research Corporation
_______________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

_______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                       TECHNOLOGY RESEARCH CORPORATION
                         __________________________

                  Notice of Annual Meeting to Shareholders
                         to be held August 26, 2004
                         __________________________




To the Shareholders of
TECHNOLOGY RESEARCH CORPORATION

     You are cordially invited to attend the Annual Meeting of Shareholders of Technology Research Corporation, a Florida corporation (the "Company"), which will be held on AUGUST 26, 2004, at 2:30 P.M. local time, at the Hampton Inn, 21030 U.S. 19 North, Clearwater, Florida 33765, Clearwater, Florida, for the following purposes:

     1. To elect seven members of the Board of Directors, each of whom will be elected to a one-year term of office.

     2. To ratify the selection by the Company's Board of Directors of KPMG LLP, Independent Registered Public Accountants, as independent auditors of the Company for its fiscal year ending March 31, 2005.

     3. To consider and vote upon a proposal to increase by 500,000 the number of shares to be reserved for future issuance under the Technology Research Corporation 2000 Long Term Incentive Plan.

     4. To consider and act upon any matters related to the foregoing purposes and to transact such other business as may properly be brought before the meeting and at any adjournments thereof.


     A Proxy Statement and Board of Directors Proxy are being mailed with this notice. You are invited to attend the meeting in person, but if you are unable to do so, the Board of Directors requests that you sign, date and return the proxy, as promptly as practicable, by means of the enclosed envelope. If you are present at the meeting and desire to vote in person, you may revoke the proxy, and if you receive more than one proxy (because of different addresses of stockholdings), please fill in and return each proxy to complete your representation.


                                             By order of the Board of Directors

                                             /s/ Robert S. Wiggins
                                                 Robert S. Wiggins
                                                 Chairman of the Board and
                                                 Chief Executive Officer


Clearwater, Florida
JULY 12, 2003
Enclosures




                       TECHNOLOGY RESEARCH CORPORATION
                          5250 140th Avenue North
                          Clearwater, Florida 33760
                          _________________________

                               PROXY STATEMENT
                          _________________________

                      FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD AUGUST 26, 2004


     This Proxy Statement is being furnished to each holder of record of one or More outstanding shares of the single class of common capital stock authorized for issuance by the Articles of Incorporation of Technology Research Corporation (the "Company"), for his, her or its use in considering whether to comply with the proxy solicitation being made by the Company's Board of Directors (the "Board of Directors" or the "Board") in connection with the conduct of the 2004 annual meeting of the Company's shareholders, and of any adjournments or postponements thereof (the "Meeting"). Each copy of this Proxy Statement being mailed or otherwise delivered to shareholders is accompanied by a Proxy card and a Notice of Annual Meeting of Shareholders, and such materials are being mailed to Company shareholders of record on or about July 12, 2004.


                  RECORD DATE; PROPOSALS TO BE VOTED UPON

     The Meeting is scheduled to be held on AUGUST 26, 2004 at 2:30 P.M. local time, at the Hampton Inn, 21030 U.S. 19 North, Clearwater, Florida 33765. Only holders of record of the Company's common voting stock at the close of business on July 2, 2004 (the "Record Date") are entitled to receive notice of and to vote at the Meeting. At the Meeting, such holders will be asked to consider and vote upon the following proposals:

        PROPOSAL ONE: To elect a board of directors to consist of seven members, each of whom shall be entitled to serve for a term of one year;

        PROPOSAL TWO: To ratify the selection by the Board of Directors of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2005;

        PROPOSAL THREE: To approve an increase by 500,000 in the number of shares of the Company's common stock to be reserved for future issuance under the Company's 2000 Long Term Incentive Plan; and

        PROPOSAL FOUR: To consider and act upon such other matters as may properly be brought before the Meeting.


                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     The Company's common stock, $.51 par value (the "Common Stock"), is the only type of security entitled to vote at the Meeting. On the Record Date for determining shareholders entitled to vote at the Meeting, there were 5,753,592 shares of Common Stock outstanding. Each shareholder of record on the Record Date is entitled to one vote for each share of Common Stock then held. Shares of Common Stock may not be voted cumulatively. All votes cast by proxies returned prior to the conduct of the Meeting will be tabulated by the Registrar

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and Transfer Company, the Company's stock transfer agent, who will tabulate affirmative and negative votes, abstentions and broker non-votes. The Company's Chief Financial Officer will be the inspector of elections for the Meeting and will determine the validity of the final vote tabulation, including those shares voted in person or by proxies submitted or changed during the conduct of the Meeting.

Quorum Required

     The Company's Bylaws provide that the holders of a majority of the issued and outstanding shares of Common Stock (2,876,796), present in person or represented by valid proxy, shall constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Vote Required

        PROPOSAL ONE: Directors are elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Meeting. The seven nominees for director positions receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total.

        PROPOSALS TWO, THREE and FOUR: Passage of each other proposal to be considered by shareholders will require an affirmative vote by the holders of a majority of those shares present in person or represented by proxy, and which are cast either affirmatively or negatively at the Meeting. As in the case of Proposal One, abstentions and broker non-votes will not be counted as having been voted on any such proposal.

     The current directors and executive officers of the Company and their affiliates are expected to be the beneficial owners, as of the Record Date, of 302,147 shares, or 5.25%, of the outstanding shares of Common Stock. Each has indicated an intention to vote in favor of Proposals One, Two and Three.

Voting of Shares

     If your shares of Common Stock are registered directly in your name with the Company's transfer agent, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to vote in person at the Meeting or to grant your voting proxy directly to the Company or another proxy holder. The Company has enclosed a proxy card for you to use.

     If your shares are held in a brokerage account, or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you, together with a voting instruction card, by your broker or other nominee. As the beneficial owner, you have the right to direct your broker or other nominee how to vote and are also invited to attend the Meeting. Your broker or other nominee has enclosed or provided voting instructions for you to use in directing the broker or other nominee how to vote your shares.

     Shares of Common Stock held in a shareholder's name as the shareholder of record may be voted in person at the Meeting. Shares of Common Stock held beneficially in street name may be voted in person only if you obtain a legal

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proxy from the broker or other nominee that holds your shares giving you the right to vote the shares.

     Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker or other nominee.

     Whether or not you are able to attend the Meeting, you are urged to complete and return your proxy or voting instructions, which are being solicited by the Board of Directors and which will be voted as you direct on your proxy or voting instructions when properly completed. In the event no directions are specified, such proxies and voting instructions will be voted FOR the nominees for election to the Board of Directors as set forth in Proposal One below, FOR each of Proposals Two and Three, and in the discretion of the proxy holders as to other matters that may properly come before the Meeting. You may also revoke or change your proxy or voting instructions at any time before the Meeting. To revoke your proxy, please send a written notice of revocation or another signed proxy with a later date to the Chief Financial Officer of the Company at the Company's principal executive offices before the beginning of the Meeting. You may also automatically revoke your proxy by attending the Meeting and voting in person. To revoke your voting instructions, please submit new voting instructions to your broker or other nominee, or, if your have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the meeting and voting in person. All shares represented by a valid proxy received prior to the Meeting will be voted.

Solicitation of Proxies

     As this solicitation is being made exclusively by the Board of Directors, any costs incurred in connection therewith, including the costs of preparation, assembly, printing and mailing of this Proxy Statement, the accompanying Notice of Annual meeting, and any additional soliciting material furnished to shareholders, will be borne by the Company. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. All proxies are being solicited by mail in the accompanying form, but further solicitation following the original mailing may be made by Board representatives or agents by telephone, telegraph or personal contact with certain shareholders. No additional compensation will be paid to these representatives for such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

     WHILE MANAGEMENT ENCOURAGES YOUR ATTENDANCE AT THE MEETING, HOLDERS OF COMMON STOCK ARE REQUESTED TO SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

                     PROPOSAL ONE - ELECTION OF DIRECTORS

Number and Composition of the Board of Directors

     The Company's By-Laws provide that its Board of Directors shall consist of not less than three members and not more than nine members as may be fixed from time to time by action of the Board of Directors or of the shareholders. The Board recommends that the exact number of directors not be determined by

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shareholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy, as it deems advisable to do so. The Board is currently comprised of seven members. All seven members of the Board of Directors will stand for election at the 2004 Annual Meeting.


Information Concerning Nominees

     Unless authority is withheld as to one or more of the Board's designated nominees, the shares represented by Board of Directors proxies properly executed and timely received will be voted for the election as Directors of the seven nominees named below, all of whom presently serve in that capacity. If any such nominee fails to stand for election for any reason, the proxy will be voted for a substitute nominee designated by the Board of Directors. The Board has no reason to believe that any nominee will be unavailable to serve if elected. The nominees listed below, if elected, will serve a one-year term, expiring on the date of the annual meeting of shareholders in 2005. Certain information with respect to each nominee is hereafter set forth:


                                                                     Year
Name                           Age  Position                      First Elected
----                           ---  --------                      -------------
Robert S. Wiggins               74  Director, Chairman of the Board        1988
                                    Board and Chief Executive Officer

Jerry T. Kendall                61  President and                          2003
                                    Chief Operating Officer

Raymond B. Wood                 69  Director, Senior Vice President        1981
                                    and Director of Government
                                    Operations and Marketing

Gerry Chastelet(1)(2)           57  Director                               1999

Edmund F. Murphy, Jr.(1)(2)(*)  75  Director                               1988

Martin L. Poad(1)(2)            64  Director                               1998

David F. Walker(1)(**)          50  Director                          Nominated

Footnotes:

(*)  Chairman of the Compensation Committee.
(**) Chairman of the Audit Committee.

(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.

     It is noted with great sadness that Jack S. Painter, Jr., elected to the Board of Directors in August 2003, passed away unexpectedly on June 6, 2004. In the brief time that he served the Company, his counsel was invariably thoughtful and wise and he will be missed by the Company's directors and employees who knew and worked with him.

     ROBERT S. WIGGINS has been Chairman of the Board, Chief Executive officer and Director of the Company since March 1988. From 1974 to 1987, he was Chairman, Chief Executive Officer and President of Paradyne Corporation, Largo, Florida, a data communications company. Mr. Wiggins served as a consultant for Paradyne from 1987 to March 1988. In addition, he spent three years with GTE

Information Systems Division as a Vice President and 13 years in various sales and product development managerial positions with IBM Corporation.

     JERRY T. KENDALL attended Georgia Institute of Technology and Georgia State University receiving his BA in Management in 1967 and his MBA in 1970 from Georgia State University. Mr. Kendall most recently served as Executive Vice President, The Americas, for Sensormatic Electronics Corporation, then a $1.1 billion electronics security company. Previous executive management positions include Senior Vice President of Sales, Marketing and Customer Service for Security Tag Corporation, President of Lasergate Corporation and President and Chief Executive Officer of Paradyne Corporation. He also held sales management positions with Inforex, sales positions with IBM and was a financial analyst with the Lockheed Georgia Company. Mr. Kendall also previously served on the Company's Board of Directors for 4 1/2 years in the 1994 - 1998 time frame.

     RAYMOND B. WOOD, a founder of the Company, has been a Director, Senior Vice President and Director of Government Operations and Marketing of the Company since its inception in 1981. From 1974 to 1981, he was Manager of Engine Generator Component Marketing for Square D Company. He was employed by Electromagnetic Industries, Inc. for 20 years prior to its acquisition by Square D Company. During this time, he held the position of General Manager of Electromagnetic Industries of Georgia Inc., the systems manufacturing plant for military products such as diesel generating systems, generators, controls, semi-trailers, etc. Previous assignments included service as Project and Design Engineer for military products produced by Electromagnetic Industries Inc. Mr. Wood is a charter member of the industries association, Electrical Generating Systems Association ("EGSA"), has served on its Board of Directors and has been the Chairman of the Government Liaison Committee for over 25 years. Mr. Wood is also a member of the U.S. Naval Institute. For over 40 years, he has been involved in design, manufacture and qualification conformance evaluation for listing by the Department of Defense, marketing and product application concerning control and measurement of electric power for Mobile Ground Power Military Engine Generator Systems, and electrical power controls for Naval Shipboard and Military Armored Tracked Vehicle application. During such period, Mr. Wood has had extensive contact with the military procurement, contract administration, engineering and test qualifying locations, as well as with the government prime contractors to the Department of Defense. Mr. Wood has served on numerous ad hoc committees for military engine generator specification review requirements and is frequently consulted for solutions to problems encountered with military engine generator systems by both the military and prime contractors to the Department of Defense.

     GERRY CHASTELET has served as a member of the Board of Directors since 1999. Mr. Chastelet retired from the technology industry in January 2002.
From October 1998 to January 2002, Mr. Chastelet was Chairman of the Board, Chief Executive Officer, President and a Director of Digital Lightwave, Inc., a leading provider of optical network test and management products. From December 1995 to October 1998, Mr. Chastelet was President, Chief Executive Officer and a Director of Wandel & Goltermann Technologies, Inc., a global supplier of communications test and measurement equipment. Prior to joining Wandel & Goltermann, Mr. Chastelet held senior management positions with Network Systems Corporation, Gandalf Systems Corporation and Paradyne Corporation. During his career, he also spent 15 years with the IBM Corporation in various sales, service, marketing and management positions. Currently, Mr. Chastelet also serves as a director of Waverider Communications, Inc. Mr.Chastelet has a degree in Electronic Engineering from Devry Institute of Technology and is a graduate of the University of Toronto Executive MBA Program.

     EDMUND F. MURPHY, JR. has served as a member of the Board of Directors since 1988. For many years, Mr. Murphy functioned as the sole owner and Chief Executive of Murphy Management Consultants, Inc., a Belleair, Florida based consulting firm. Prior to that activity, Mr. Murphy served as Senior Vice President of International Marketing for Paradyne Corporation, a Largo, Florida based, publicly held distributor of data communications equipment.

     MARTIN L. POAD has served as a member of the Board of Directors since 1998. Mr. Poad is the founder and Chairman of Interlink Communication Systems, Inc. (ICS), a value-added distribution company for data communications equipment and internet working products. Mr. Poad has significant expertise in using the Internet for market development and on-line commerce. Prior to founding ICS, Mr. Poad had been with the IBM Corporation for 19 years in various sales and senior management positions. He held a number of senior management positions with Paradyne Corporation and AT&T Paradyne, including Vice President of Distribution. Mr. Poad is a graduate of Carnegie-Mellon University, majoring in industrial management with a minor in mechanical engineering.

     DAVID F. WALKER was appointed to membership on the Board on March 29, 2004. Mr. Walker is the Director of the Accountancy Program and Program for Social Responsibility and Corporate Reporting at the University of South Florida St. Petersburg, where he has been employed since 2002. Prior to joining the University, Mr. Walker was with Arthur Andersen LLP, having served as a partner in that firm from 1986 through 2003. Mr. Walker also currently serves as a director for Paradyne Networks, Inc. and First Advantage Corporation (both NASDAQ listed companies), and chairs the Audit Committee for both companies as well as chairing the Nominating Committee for Paradyne Networks. Mr. Walker earned the MBA degree from the University of Chicago Graduate School of Business in accounting, finance and marketing, and the BA degree from DePauw University with majors in economics and mathematics and a minor in business administration.


Meetings and Committees of the Board Of Directors

     The Board of Directors has not appointed a standing nominations committee. Nominees for election to the Board are selected by the incumbent board at a regular meeting thereof. With the exception of Audit and Compensation Committees, no other standing Board Committee has been formed as of the present time. During the fiscal year ended March 31, 2004, the Board of Directors held four meetings and did not act by written consent in lieu of a meeting on any
occasion.   During that period, each of the current directors attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served.

     Audit Committee. The Audit Committee of the Board of Directors (the "Audit Committee") monitors the integrity of the Company's financial statements, the independence and qualifications of the independent registered public accounting firm, the performance of the Company's independent registered public accounting firm and the effectiveness of the Company's disclosure controls and procedures and internal controls. It is also responsible for retaining (subject to shareholder ratification), evaluating, and, if appropriate, recommending the termination of the Company's independent registered public accounting firm. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, and operates under a charter approved by the Board, the most recent version of which is attached to this Proxy Statement as an exhibit. During the fiscal year ended March 31, 2004, the Audit Committee held six meetings and did not act by written consent in lieu of any meeting. Mr. Walker, an individual determined by the Board to be an "audit committee financial expert," as defined in the applicable rules, and Messrs. Chastelet, Murphy and Poad constitute its remaining members. Each member of the Audit Committee is independent under Commission and NASDAQ rules and listing standards currently in effect.

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
     Compensation Committee. The Compensation Committee of the Board of Directors(the "Compensation Committee") administers the Company's Long Term Incentive Plan and other programs relating to benefits, incentives and compensation of the Company's executive officers, reviews the performance of the Company's executive officers, reviews and approves executive compensation policy and objectives, concludes whether Company executives are compensated according to such standards, makes recommendations to the Board of Directors with respect to compensation, and carries out the Board's responsibilities relating to all forms of executive compensation. The Compensation Committee operates under a charter approved by the Board, a copy of which has previously been filed with the Commission and is publicly available. Non-qualified stock options which are granted to the members of the Compensation Committee are recommended by the Company's Chief Executive Officer and approved by the Board of Directors. During the fiscal year ended March 31, 2004, the Compensation Committee held four meetings and did not act by written consent in lieu of any meeting. The chair of the Compensation Committee is Mr. Murphy and Messrs. Chastelet and Poad constitute its remaining members.

Director Compensation

     In the Company's fiscal year 2004 (ended March 31, 2004), each non-employee director was paid cash compensation as set forth in the table below:

                         Non-telephonic   Compensation
                          Board  Audit      Committee     Committee  Telephonic
                            Meetings        Meetings      Meetings    Meetings
                            --------        --------      --------    --------
Audit Committee Chairman     $2,000          $2,000         $500        $500
All Others                   $1,500          $1,500         $500        $500

     On March 29, 2004, each non-employee director was granted an option to purchase up to 20,000 shares of Common Stock, with the actual number being based upon the number of years served on the Board. These option grants were shortly thereafter cancelled, and a new compensation plan for such directors was approved on May 3, 2004. Thereunder, a retainer of $15,000 is to be paid to each non-employee director, with an additional $5,000 to be paid to the Audit Committee Chairman, and $2,000 to each chairman of a board committee. In addition, $1,000 will be paid for attendance at each scheduled Board meeting and $500 for participation in each telephonic board or board committee meeting. The Company does not pay director compensation to any member who constitutes a Company employee.

     Under the new compensation plan, a non-qualified option to purchase 10,000 shares of Common Stock will be granted annually to each non-employee director, exercisable to the extent of 5,000 shares following a holding period of 12 months and to the extent of the remaining 5,000 shares after 24 months.
Members who resign or retire from the Board in good standing prior to fully exercising their options will then be entitled to effect such an exercise. A special option grant was effected under the new compensation plan to recognize the prior service of Messrs. Murphy, Poad, Chastelet and Painter, with each of the first three identified directors receiving an option, immediately exercisable, to acquire 5,000 shares of Common Stock and with Mr. Painter receiving an option to acquire 2,500 such shares. Each such option carries an exercise price of $12.34 per share, as does each of the regular director options granted with respect to fiscal year 2005.

     The Company does not pay director compensation to any member who constitutes a Company employee. In fiscal year 2004, that policy applied to Messrs. Wiggins, Kendall and Wood.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE SEVEN NOMINEES LISTED ABOVE.


                     PROPOSAL TWO - RATIFICATION OF
       SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     For the 21st consecutive year, the Company's Board of Directors has selected the independent registered public accounting firm of KPMG LLP to perform audit and related functions with respect to the Company's accounts for its fiscal year ending March 31, 2005. The Board recommends ratification of its selection. In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection, and even if ratification occurs, the Board, in its discretion and through the actions of its Audit Committee, may direct the appointment of a different independent accounting firm at any time during the fiscal year if it determines that such a change would be in the best interest of the Company and its shareholders.

     One or more representatives of KPMG LLP will be in attendance at the Meeting to respond to appropriate shareholder questions and to have an opportunity to make any statement which they may care to address to the attending shareholders.

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Technology Research Corporation and subsidiary's annual financial statements for the fiscal years ended March 31, 2004 and March 31, 2003, and fees billed for other services rendered by KPMG LLP during these periods:

  Fee Category           Fiscal 2004        Fiscal 2003
  ------------           -----------        -----------
  Audit fees              $   87,500         $   82,500
  Audit-related fees               -              7,500
  All other fees              16,650             11,390


    Total fees            $  104,150         $  101,390
                           =========          =========

Audit Fees

     Consists of fees billed for professional services rendered for the audit of Technology Research Corporation and subsidiary's consolidated financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.
anning.

Audit-Related Fees

     Consists of fees billed for services that include audits of financial statements of employee benefit plans.

All Other Fees

     Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance and tax pl

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2005.



           PROPOSAL THREE - TO APPROVE AN INCREASE OF 500,000 SHARES
        TO BE RESERVED UNDER THE COMPANY'S 2000 LONG TERM INCENTIVE PLAN

     The Company is asking its shareholders to approve an increase of 500,000 shares to be reserved for future issuance under the Company's 2000 Long Term Incentive Plan (the "Incentive Plan"). The Incentive Plan was originally approved by shareholder action at the annual meeting held in August 2000, and provides for the grant of both tax-qualified "incentive" stock options and non-qualified stock options to acquire shares of Common Stock. The Incentive Plan will remain in effect as long as any awards made thereunder are outstanding.
If approved, the proposed increase will raise to 1,100,000 the total number of shares reserved for issuance under the Plan, and will provide the basis for future long-term compensation awards by means of stock option grants. To date, 561,150 shares of Common Stock have been made the subject of previous option grants. Approval of the increase is believed by management to be critical to the Company's ability to attract and retain highly motivated and qualified employees and directors, particularly in the competitive labor market that currently exists.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE 500,000 SHARE INCREASE IN THE NUMBER OF SHARES TO BE RESERVED FOR FUTURE ISSUANCE UNDER THE 2000 LONG TERM INCENTIVE PLAN IS IN THE BEST INTEREST OF ALL SHAREHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE "FOR" SUCH INCREASE.


           VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Beneficial Ownership Table

     The following table enumerates, as of July 2, 2004, certain information with respect to shares beneficially owned by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each of the Company's directors and the executive officers named in the Summary Compensation Table below, and (iii) all current directors and executive officers as a group:

                                             Shares               Percentage
Beneficial Owner                      Beneficially Owned(3)        of Class

Robert S. Wiggins,(4)                       277,305                  4.8%
Chairman of the Board,
Chief Executive Officer and Director

Jerry T. Kendall,(4)                         26,667                  0.5
President and Chief Operating Officer

Raymond B. Wood,(4)                          33,607                  0.6
Senior Vice President and Director
of Government Operations

Gerry Chastelet,(4)                           5,000                  0.1
Director

Edmund F. Murphy, Jr.,(4)                     9,568                  0.2
Director

Martin L. Poad,(4)                            5,000                  0.1
Director

David F. Walker                                   -                  N/A
Director

Scott J. Loucks,(4)                           3,333                  0.1
Vice President and Chief Financial Officer

Bjurman, Barry & Associates, Inc.(5)        829,000                 14.4
10100 Santa Monica Blvd., Suite 1200
Los Angeles, CA 90067

All directors, officers and 5%            1,189,480                 20.5%
beneficial owner as a group
(nine persons)

Footnotes:

(3) For purposes of this table, a person or group of persons is deemed to be the "beneficial owner" of any shares that such person has the right to acquire within 60 days following July 2, 2004. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security that such person or persons has the right to acquire within 60 days following July 2, 2004 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(4) Includes the following shares subject to currently exercisable options held by Messrs. Wiggins (8,333) Kendall (26,667), Wood (5,000), Chastelet (5,000), Murphy (5,000) and Poad (5,000) and Loucks (3,333).

(5) 5% beneficial owner as reported in the shareholder's Schedule 13F filed with the Securities and Exchange Commission ("SEC") on May 13, 2004.

               EXECUTIVE COMPENSATION AND RELATED INFORMATION

     The following Summary Compensation Table sets forth for the fiscal years ended March 31, 2004, 2003 and 2002 the compensation earned by the Company's Chief Executive Officer and each of the other four most highly compensated executive officers whose compensation for Fiscal Year 2004 exceeded $100,000 (each a "Named Officer" and collectively the "Named Officers").

                                                 Long-Term
                         Annual                Compensation
                     Compensation(6)             Awards(7)
                     ------------                ---------
Name and Principal                                 Stock          All Other
Position               Year   Salary($)  Bonus   Options(#)    Compensation($)
--------               ----   ---------  -----   ----------    ---------------
Robert S. Wiggins      2004    225,000  100,000    25,000            400(8)
Chairman of the        2003    225,000   15,000     -0-              400(8)
Board and CEO          2002    225,000    -0-      25,000            400(8)


Jerry T. Kendall       2004    191,667   38,300   100,000              N/A
President and COO      2003      N/A
                       2002      N/A

Raymond B. Wood        2004    135,000  122,119    20,000            400(8)
Senior Vice President  2003    125,000   21,700        -0-           400(8)
and Director of        2002    125,000    -0-      15,000            400(8)
Government Operations

Hamze M. Moussa        2004    115,000   17,000    10,000         30,400(8)
President of TRC/      2003    110,000   25,000     -0-           30,400(8)
Honduras S.A. de C.V.  2002    110,000   20,000     -0-           28,900(8)

Edward A. Schiff       2004    115,000   42,675    15,000            400(8)
Vice President of      2003    110,000    5,000     -0-              400(8)
U.S. Commercial Sales  2002    100,000   14,000     -0-              400(8)
and Marketing

Footnotes:

(6) The column for "Other Annual Compensation" has been omitted because there is no compensation required to be reported in such column. The aggregate amount of perquisites and other personal benefits provided to each of the Company's Chairman of the Board and other named executives did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus of such officer.

(7) The columns "Restricted Stock Award" and "LTIP Payouts" have been deleted because the Company does not currently offer either type of awards.

(8) The amount indicated consists of a matching contributions made by the Company to its 401(k) Plan, and for Mr. Moussa only, a housing allowance paid for by TRC Honduras S.A. de C.V., the Company's Honduran manufacturing facility.

Stock Option Grants in Last Fiscal Year

     The following table, for the Company's Chairman of the Board or the other named executives of the Company, any stock options granted by the Company during the fiscal year ended March 31, 2004:

Options Grants in the Fiscal Year Ended March 31, 2004

                         Number of    Percent of
                         Securities   Total Options
                         Underlying   Granted to
                          Option      Employees in    Exercise       Expiration
Name                      Granted     Fiscal Year     Price($)           Date
----                      -------     -----------     --------           ----
Robert S. Wiggins          25,000        7.29%          12.34    March 29, 2014
Jerry T. Kendall           20,000       29.16%          12.34    March 29, 2014
                           80,000                        2.73    April 16, 2013
Raymond B. Wood            20,000        5.83%          12.34    March 29, 2014
Hamze M. Moussa            10,000        2.92%          12.34    March 29, 2014
Edward A. Schiff           15,000        4.37%          12.34    March 29, 2014

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table sets forth information concerning option exercises in Fiscal Year 2004 and option holdings as of March 31, 2004 with respect to each of the Named Officers. No stock appreciation rights were outstanding at the end of that year:

                                                                 Value of
                                                                Unexercised
                                                 Number of          In-the-
                                                Unexercised          Money
                                                 Options at       Options at
                                                Fiscal Year-      Fiscal Year-
                                                   End (#)        End ($)(10)
                   Shares
                   Acquired on    Value         Exercisable/      Exercisable/
Name               Exercise(#)  Realized($)(9)  Unexercisable     Unexercisable

Robert S. Wiggins   16,668       296,315         8,333/33,333  93,163/101,66311
Jerry T. Kendall     -0-           -0-            -0-/100,000     -0-/802,80011
Raymond B. Wood     16,700        77,863         5,000/25,000   55,900/62,70011
Hamze M. Moussa     10,000       109,140           -0-/10,000       -0-/3,40011
Edward A. Schiff     5,000        54,570     10,000/65,000    109,140/382,85011

Footnotes:

(9) An individual option holder, upon exercise of an option, does not receive cash equal to the amount set forth in the Value Realized column of this table. The amount set forth above reflects the increase in the price of the Company's Common Stock from the date of grant to the price of the Company's Common Stock on the option exercise date (i.e. $12.68 per share on March 31, 2004), multiplied by the applicable number of options. No cash is realized until the shares received upon exercise of an option are sold.

(10) Options are "in-the-money" at the fiscal year end if the fair market value of the underlying securities on such date exceeds the exercise price of the option.

(11) These amounts represent the difference between the exercise price of such stock options and the closing price of the Company's stock on March 31, 2004.


                        COMPENSATION COMMITTEE REPORT

     The Compensation Committee is composed solely of independent directors as defined under NASDAQ and Commission rules. The Committee has the authority to establish the level of base salary payable to the Chief Executive Officer
(the "CEO") and the other executive officers of the Company and to administer the Company's 2000 Long Term Incentive Plan. In addition, the Committee is responsible for approving the individual bonus programs effective for the CEO and other Company executive officers. The Committee periodically evaluates the effectiveness of the compensation program in tying Company performance to executive pay. Additionally, the Committee or the Board of Directors reviews the compensation benefits offered to any newly hired executive or to an executive whose scope of responsibility has changed significantly.

     For the fiscal year ended March 31, 2004, the process utilized by the Committee in determining executive officer compensation levels was based on the subjective judgment of the Committee. Among the factors considered by the Committee were the recommendations of the CEO with respect to the compensation of the Company's key executive officers. However, the Committee made the final compensation decisions concerning such officers.

     General Compensation Policy. The objective of the Company's executive compensation program is to align executive compensation with the Company's long-term and short-term business objectives and performance. Additionally, executive compensation is designed to enable the Company to attract, retain and motivate qualified executives who are able to contribute to the long-term success of the Company. The specific strategies relied upon to guide the Company's executive compensation decisions include tying some portion of the executive's pay to performance and comparing levels of compensation to those of other companies operating within similar industries so as to ensure the competitiveness of the Company's programs. The elements of each executive compensation plan are base salary, an annual performance-based cash bonus and equity-based incentive compensation, such as stock options.

                               Submitted by the Compensation Committee of the Board of Directors

                               Edmund F. Murphy, Jr., Chair
                               Gerry Chastelet, Member
                               Martin L. Poad, Member

     The foregoing report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any prior or future Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference thereto.

                          COMPENSATION COMMITTEE INTERLOCKS
                               AND INSIDER INFORMATION

     No member of the Company's Compensation Committee was at any time during the Company's 2004 fiscal year an officer or employee of, nor was engaged in any related party transaction with the Company or of any subsidiary thereof, nor did any interlocking relationship exist (nor does one currently exist) between any member of the Compensation Committee and the board of directors or any board committee of any other company which would require disclosure under the Commission's executive compensation rules.


                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Indemnification

     The Company's Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Florida law, including in circumstances in which indemnification is otherwise discretionary under such law.

Section 16(a) Beneficial Ownership Reporting Compliance

The members of the Company's Board of Directors and its executive officers, as well as persons who own more than ten per cent of the Company's outstanding shares of Common Stock are subject to the reporting requirements of Section 16(a) of the Exchange Act ("Section 16(a)"), which require them to file with the Securities and Exchange Commission reports with respect to their ownership of Common Stock and their transactions therein. Based upon (i) the copies of
Section 16(a) reports that the Company received from such persons for their Fiscal Year 2004 transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for Fiscal Year 2004, the Company believes that all reporting requirements under Section 16(a) were met in a timely manner by all such persons except that a Form 4 filing arising from: 1) an 80,000 share stock option granted to Mr. Kendall on April 16, 2003, was filed on May 1, 2003, or nine days late; 2) a 2,010 share sale of Common Stock by Mr. Wood on October 7, 2003, was filed on

October 15, 2003, or four days late; and 3) sales of 25,000 shares of Common Stock, effected by Mr. Poad between August 13 and October 30, 2003, was filed on an average of six days late.


                                AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors (the "Committee")assists the Board in fulfilling its responsibility for general oversight of the quality and integrity of the accounting, auditing and financial reporting process and practices of the Company, and also recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent registered public accounting firm. The Committee operates under a written charter most recently adopted by the Board of Directors on June 21, 2004, a copy of which is attached to this Proxy Statement as an exhibit.

     Management is responsible for the Company's internal controls, while the Company's independent registered public accounts are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the "PCAOB") (United States) and to issue a report thereon. The Committee is charged with providing service as an independent and objective monitor of the Company's financial reporting process, selection of critical accounting policies, system of internal controls, audit process for compliance with applicable laws and regulations, and the Company's standards of business conduct.

     In fulfilling these responsibilities, the Committee met with both the Company's management and its independent registered public accountants to review all annual and quarterly financial statements and to discuss significant accounting policies and issues prior to the issuance of those statements. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the discussions held with the Company's independent registered public accountants covered those matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards). During those discussions, the independent registered public accountants provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No 1 (Independence Discussions with Audit Committees), and the Committee discussed with the accountants their independence and whether the non-audit services provided by them to the Company during fiscal year 2004 was compatible with, or could reasonably be deemed to call into question, that status.

     Each member of the Committee was and is an independent director as determined by the Board of Directors, based upon NASDAQ listing rules and the additional independence requirements imposed by the Commission's rules.
Mr. Walker, an individual determined by the Board to be an "audit committee financial expert," as defined in such rules, chairs the Audit Committee, and Messrs. Chastelet, Murphy and Poad constitute its remaining members. Nonetheless, all Committee members rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Moreover, the Committee's considerations and discussions do not ensure that the audit of the Company's financial statements has been carried out in accordance with accounting principles generally accepted in the United States of America or that the Company's auditors are in fact "independent."

     On the basis of its reviews and discussions and the report of the independent registered public accountants to the Committee, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004, for filing with the Commission, and that KPMG LLP be selected as the Company's independent registered public accounting firm for the Company's 2005 fiscal year.

                                   Submitted by the Audit Committee of the
                                   Board of Directors

                                   David F. Walker, Chairman
                                   Gerry Chastelet, Member
                                   Edmund F. Murphy, Jr., Member
                                   Martin L. Poad, Member

     The foregoing report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any prior or future Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference thereto.

                                  FORM 10-KSB

     A copy of the Company's 2004 Annual Report to Stockholders, which includes the Company's Form 10-KSB, as filed with the Commission, for the fiscal year ended March 31, 2004, has been mailed with this Proxy Statement to all shareholders entitled to notice of and to vote at the Meeting. Such report is not incorporated into this proxy statement and is not considered proxy solicitation material. Additional copies of the Company's Form 10-KSB, and any of its other Commission filings, may be obtained from the Commission's website, www.sec.gov, or by writing to Technology Research Corporation, 5250 140th Avenue North, Clearwater, Florida 34760, Attention: Scott J. Loucks, Vice President of Finance and Chief Financial Officer.


                  SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Shareholders who intend to have a proposal considered for inclusion in the Company's proxy statement and form of proxy for presentation at the Company's 2005 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Company at its principal executive offices not later than March 15, 2005. If next year's annual meeting of shareholders is moved to a date more than 30 days before or after the anniversary date of the Meeting, the deadline for inclusion of proposals in the Company's proxy statement and proxy will instead be a reasonable time before the Company begins to print and mail its proxy materials. Shareholders who intend to present a proposal at the 2005 annual meeting of shareholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than June 1, 2005.


                               OTHER MATTERS

     The Board of Directors has no information that any other matter will be brought before the Meeting for consideration and vote by the Company's shareholders. If, however, any such matter is properly presented, either at the Meeting or as a result of its postponement or adjournment, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.



                                             By order of the Board of Directors

                                             /s/ Robert S. Wiggins
                                                 Robert S. Wiggins
                                                 Chairman of the Board and
                                                 Chief Executive Officer


Clearwater, Florida
July 12, 2004

                            TECHNOLOGY RESEARCH CORPORATION

           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS-TO BE HELD AUGUST 26, 2004
               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Each of the undersigned, as the owner(s) as of July 2, 2004 of common stock of Technology Research Corporation, a Florida corporation(the "Company") hereby appoints Robert S. Wiggins, Chairman of the Board and Scott J. Loucks, Chief Financial Officer, and each of them, jointly and severally, as attorney-in-fact and proxy, each with full power of substitution for the limited purpose of voting all shares of the common stock owned by the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Hampton Inn, 21030 U.S. 19 North, Clearwater, Florida at 2:30 P.M., local time, AUGUST 26, 2004, and at any adjournments thereof, but only in accordance with the following instructions:

If you are unable to attend the meeting personally, the Board of Directors requests that you complete and mail the proxy to insure adequate shareholder representations at the Meeting. As this proxy is being solicited by the Board of Directors, you are encouraged to contact any member of the incumbent Board if you have any question concerning this proxy or the matters referenced herein.
                               (Continued on reverse side)

TECHNOLOGY RESEARCH CORPORATION

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
    PROMPTLY USING THE ENCLOSED ENVELOPE.

    Election of Directors    FOR   WITHHOLD   FOR ALL   To withhold authority to vote, mark "For All Except"
                             ALL     ALL      EXCEPT    and write the nominee's number on line below.

1.  Nominees:                [ ]     [ ]       [ ]      ____________________________________________________
    01) Robert S. Wiggins
    02) Jerry T. Kendall
    03) Raymond B. Wood
    04) Gerry Chastelet
    05) Edmund F. Murphy, Jr.
    06) Martin L. Poad
    07) David F. Walker


    Vote on Proposal                                                                 FOR   AGAINST   ABSTAIN

2.  Approval of KPMG LLP, Independent Registered Public Accounting Firm, as independent registered public
accountants of the Company for operating year ending March 31, 2005.                 [ ]     [ ]       [ ]


3.  Approval to increase by 500,000 the number of shares to be reserved for future issuance under the
Technology Research Corporation 2000 Long Term Incentive Plan.                       [ ]     [ ]       [ ]

In accordance with their best judgment on any other matter that may properly be voted upon at the meeting.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s).  If none of the choices specified in any of the Proposals 1, 2 or 3 shall be marked, the named proxy is authorized and directed to vote as described therein and in accordance with that certain
Proxy Statement dated JULY 12, 2004.

For comments, please check this box and write them on the back where indicated.      [ ]

If signing in a fiduciary or representative capacity, please give full title as such.  If signing as a corporate officer, please give your title and full name of the corporation; or if ownership is in more than one name, each additional owner should sign.


 ____________________________________ _______              ____________________________________ _______
|____________________________________|_______|            |____________________________________|_______|
Signature [PLEASE SIGN WITHIN BAX]    Date                 Signature [Joint Owners]             Date